EXHIBIT 99.1

Priority Investor Inquiries:
Chris Kettmann
Chris.Kettmann@dgagroup.com
(773) 497-7575

Priority Technology Holdings, Inc. Announces Second Quarter Financial Results
Strong Second Quarter Growth Driven by Performance Across Unified Commerce Platform
ALPHARETTA, GA - August 8, 2024 -- Priority Technology Holdings, Inc. (NASDAQ: PRTH) ("Priority" or the "Company"), the platform for unified commerce that delivers integrated payments and banking services at scale, today announced its second quarter 2024 financial results including strong year-over-year diversified revenue growth.
Highlights of Consolidated Results
Second Quarter 2024 Compared with Second Quarter 2023
Financial highlights of the second quarter of 2024 compared with the second quarter of 2023, are as follows1:
•Revenue of $219.9 million increased 20.6% from $182.3 million
•Adjusted gross profit (a non-GAAP measure2) of $81.7 million increased 22.0% from $67.0 million
•Adjusted gross profit margin (a non-GAAP measure2) of 37.2% increased 40.0 basis points from 36.8%
•Operating income of $33.2 million increased 73.4% from $19.1 million
•Adjusted EBITDA (a non-GAAP measure2) of $51.6 million increased 25.4% from $41.1 million
(1)Certain amounts/percentages may not add mathematically due to rounding.
(2)See "Non-GAAP Financial Measures" and the reconciliations of Adjusted Gross Profit (non-GAAP), Adjusted Gross Profit Margin (non-GAAP), and Adjusted EBITDA, to their most comparable GAAP measures provided below for additional information.

"We again reported record results in the second quarter by capitalizing on our leading unified commerce platform that delivers elegant product solutions across our segments and customer service that is committed to our partners' success," said Tom Priore, Chairman & CEO of Priority. "Priority’s technology and operations are built for the future and executing on our mission to deliver a thriving ecosystem of financial solutions that accelerate cash flow and optimize working capital for businesses."

Full Year 2024 Financial Guidance
Priority's outlook remains strong and our adjusted full year 2024 guidance is as follows:
•Revenue forecast to range between $875 million to $883 million, from $875 million to $890 million, a growth rate of 16% to 17%, compared to fiscal 2023 results
•Adjusted gross profit (a non-GAAP measure) forecast to range between $325 million to $330 million, from $325 million and $335 million, a growth rate of 18% to 20% compared to fiscal 2023 results
•Adjusted EBITDA (a non-GAAP measure) forecast to range between $196 million to $200 million, from $193 million to $198 million, a growth rate of 17% to 19% compared to fiscal 2023 results

Conference Call
Priority's leadership will host a conference call on Thursday, August 8, 2024 at 11:00 a.m. EDT to discuss its second quarter financial results. Participants can access the call by phone in the U.S. or Canada at (833) 636-1319 or internationally at (412) 902-4286.
The Internet webcast link and accompanying slide presentation can be accessed at https://edge.media-server.com/mmc/p/ds7wmbnk and will also be posted in the "Investor Relations" section of the Company's website at www.prioritycommerce.com.
An audio replay of the call will be available shortly after the conference call until August 15, 2024 at 2:00 p.m. EDT. To listen to the audio replay, dial (877) 344-7529 or (412) 317-0088 and enter conference ID number 2689178. Alternatively, you may access the webcast replay in the "Investor Relations" section of the Company's website at www.prioritycommerce.com.

Non-GAAP Financial Measures
This communication includes certain non-GAAP financial measures that we regularly review to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions. We believe these non-GAAP measures help to illustrate the underlying financial and business trends relating to our results of operations and comparability between current and prior periods. We also use these non-GAAP measures to establish and monitor operational goals. However, these non-GAAP measures are not superior to or a substitute for prominent measurements calculated in accordance with GAAP. Rather, the non-GAAP measures are meant to be a complement to understanding measures prepared in accordance with GAAP.

Adjusted Gross Profit and Adjusted Gross Profit Margin
The Company's adjusted gross profit metric represents revenues less cost of revenue (excluding depreciation and amortization). Adjusted gross profit margin is adjusted gross profit divided by revenues. We review these non-GAAP measures to evaluate our underlying profit trends. The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below:

(in thousands)	Three Months Ended June 30,
	2024	2023
Revenues	$219,867	$182,290
Cost of revenue (excluding depreciation and amortization)	(138,118)	(115,281)
Adjusted gross profit	$81,749	$67,009
Adjusted gross profit margin	37.2%	36.8%
Depreciation and amortization of revenue generating assets	(3,941)	(3,030)
Gross profit	$77,808	$63,979
Gross profit margin	35.4%	35.1%

EBITDA and Adjusted EBITDA
EBITDA and adjusted EBITDA are performance measures. EBITDA is earnings before interest, income tax, and depreciation and amortization expenses ("EBITDA"). Adjusted EBITDA begins with EBITDA but further excludes certain non-cash costs, such as stock-based compensation and the write-off of the carrying value of investments or other assets, as well as debt extinguishment and modification expenses and other expenses and income items considered non-recurring, such as acquisition integration expenses, certain professional fees, and litigation settlements. We review the non-GAAP adjusted EBITDA measure to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions.

The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below:

(in thousands)	Three Months Ended June 30,
	2024	2023
Net income (loss)	$994	$(612)
Interest expense	21,710	17,765
Income tax expense	2,515	2,355
Depreciation and amortization	15,244	17,980
EBITDA	40,463	37,488
Debt extinguishment and modification	8,623	—
Selling, general and administrative (non-recurring)	636	1,859
Non-cash stock-based compensation	1,829	1,746
Adjusted EBITDA	$51,551	$41,093

Further detail of certain of these adjustments, and where these items are recorded in our consolidated statements of operations, is provided below:

(in thousands)	Three Months Ended June 30,
	2024	2023
Selling, general and administrative expenses (non-recurring):
Certain legal fees	204	1,221
Professional, accounting and consulting fees	310	509
Other expenses, net	122	129
	$636	$1,859
Priority does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for various cash and non-cash reconciling items that would be difficult to predict with reasonable accuracy. For example, stock-based compensation expense would be difficult to estimate because it depends on the Company's future hiring and retention needs, as well as the future fair market value of the Company's common stock, all of which are difficult to predict and subject to constant change. As a result, the Company does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Company's outlook.

About Priority Technology Holdings, Inc.
Priority is a solution provider in Payments and Banking as a Service operating at scale with over 1 million active customers across its SMB, B2B and Enterprise channels processing $125 billion in annual transaction volume and providing administration for $1 billion in deposits. Priority’s purpose-built technology enables clients to collect, store, lend and send money and provides customers the acceptance and AP payment applications and Passport financial tools that best optimize their cash flow and maximize working capital. Additional information can be found at www.prioritycommerce.com.
Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as "may," "will," "should," "anticipates," "believes," "expects," "plans," "future," "intends," "could," "estimate," "predict," "projects," "targeting," "potential" or "contingent," "guidance," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, our 2024 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.
We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 12, 2024. These filings are available online at www.sec.gov or www.prioritycommerce.com.
We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

Priority Technology Holdings, Inc.
Unaudited Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenues	$219,867	$182,290	$425,586	$367,318
Operating expenses
Cost of revenue (excludes depreciation and amortization)	138,118	115,281	267,416	237,247
Salary and employee benefits	22,119	19,109	44,269	38,157
Depreciation and amortization	15,244	17,980	30,497	36,028
Selling, general and administrative	11,212	10,787	22,207	19,905
Total operating expenses	186,693	163,157	364,389	331,337
Operating income	33,174	19,133	61,197	35,981
Other (expense) income
Interest expense	(21,710)	(17,765)	(42,590)	(35,464)
Debt extinguishment and modification costs	(8,623)	—	(8,623)	—
Other income, net	668	375	1,300	587
Total other expense, net	(29,665)	(17,390)	(49,913)	(34,877)
Income before income taxes	3,509	1,743	11,284	1,104
Income tax expense	2,515	2,355	5,097	2,222
Net income (loss)	994	(612)	6,187	(1,118)
Less: Dividends and accretion attributable to redeemable senior preferred stockholders	(18,565)	(11,765)	(31,227)	(23,060)
Less: Return on redeemable NCI in consolidated subsidiary	(58)	—	(639)	—
Net loss attributable to common stockholders	(17,629)	(12,377)	$(25,679)	$(24,178)
Other comprehensive loss
Foreign currency translation adjustments	4	7	(9)	31
Comprehensive loss	$(17,625)	$(12,370)	$(25,688)	$(24,147)

Loss per common share:
Basic and diluted	$(0.23)	$(0.16)	$(0.33)	$(0.31)

Weighted-average common shares outstanding:
Basic and diluted	77,736	78,292	77,878	78,213

Priority Technology Holdings, Inc.
Unaudited Consolidated Balance Sheets

(in thousands)

	June 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$34,626	$39,604
Restricted cash	12,625	11,923
Accounts receivable, net of allowances	65,746	58,551
Prepaid expenses and other current assets	19,479	13,273
Current portion of notes receivable, net of allowance	2,188	1,468
Settlement assets and customer/subscriber account balances	802,394	756,475
Total current assets	937,058	881,294
Notes receivable, less current portion	4,998	3,728
Property, equipment and software, net	49,800	44,680
Goodwill	376,091	376,103
Intangible assets, net	258,632	273,350
Deferred income taxes, net	25,556	22,533
Other noncurrent assets	21,294	13,649
Total assets	$1,673,429	1,615,337
Liabilities, Redeemable Senior Preferred Stock, Redeemable NCI, and Stockholders' Deficit
Current liabilities:
Accounts payable and accrued expenses	$66,724	$52,643
Accrued residual commissions	36,091	33,025
Customer deposits and advance payments	3,569	3,934
Current portion of long-term debt	8,350	6,712
Settlement and customer/subscriber account obligations	798,753	755,754
Total current liabilities	913,487	852,068
Long-term debt, net of current portion, discounts and debt issuance costs	809,045	631,965
Other noncurrent liabilities	15,488	18,763
Total liabilities	1,738,020	1,502,796
Redeemable senior preferred stock, net of discounts and issuance costs	105,684	258,605
Stockholders' deficit:
Preferred stock	—	—
Common stock	76	77
Treasury stock, at cost	(18,673)	(12,815)
Additional paid-in capital	—	—
Accumulated other comprehensive loss	(38)	(29)
Accumulated deficit	(153,472)	(134,951)
Total stockholders' deficit attributable to stockholders of PRTH	(172,107)	(147,718)
Non-controlling interest	1,832	1,654
Total stockholders' deficit	(170,275)	(146,064)
Total liabilities, redeemable senior preferred stock, redeemable NCI and stockholders' deficit	$1,673,429	$1,615,337

Priority Technology Holdings, Inc.
Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net income (loss)	$6,187	$(1,118)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of assets	30,497	36,028
Stock-based, ESPP and incentive units compensation	3,462	3,682
Amortization of debt issuance costs and discounts	1,824	1,826
Debt extinguishment and modification costs	8,623	—
Deferred income tax	(3,023)	(9,619)
Change in contingent consideration	2,213	346
Other non-cash items, net	(929)	(461)
Change in operating assets and liabilities:
Accounts receivable	(7,145)	18,066
Prepaid expenses and other current assets	(1,148)	(3,560)
Income taxes (receivable) payable	(5,037)	498
Notes receivable	(584)	(389)
Accounts payable and other accrued liabilities	13,291	1,306
Customer deposits and advance payments	(365)	635
Other assets and liabilities, net	(5,859)	(383)
Net cash provided by operating activities	42,007	46,857
Cash flows from investing activities:
Additions to property, equipment and software	(11,718)	(9,869)
Notes receivable, net	(1,406)	(498)
Acquisitions of assets and other investing activities	(7,474)	(2,715)
Net cash used in investing activities	(20,598)	(13,082)
Cash flows from financing activities:
Proceeds from issuance of long-term debt, net of issue discount	830,200	—
Debt issuance and modification costs paid	(7,555)	—
Repayments of long-term debt	(654,372)	(3,525)
Borrowings under revolving credit facility	—	5,000
Repayments of borrowings under revolving credit facility	—	(12,000)
Redemption of PHOT redeemable NCI	(2,130)	—
Repurchases of shares withheld for taxes	(604)	(1,018)
Redemption of senior preferred stock	(136,936)	—
Redemption of accumulated unpaid dividend on redeemable senior preferred stock	(30,819)	—
Dividends paid to redeemable senior preferred stockholders	(16,393)	(17,908)
Settlement and customer/subscriber accounts obligations, net	40,914	175,548
Payment of contingent consideration related to business combination	(4,156)	(1,959)
Net cash provided by financing activities	18,149	144,138
Net change in cash and cash equivalents and restricted cash:
Net increase in cash and cash equivalents, and restricted cash	39,558	177,913
Cash and cash equivalents and restricted cash at beginning of period	796,223	560,610
Cash and cash equivalents and restricted cash at end of period	$835,781	$738,523

Reconciliation of cash and cash equivalents, and restricted cash:
Cash and cash equivalents	$34,626	$17,567
Restricted cash	12,625	12,357
Cash and cash equivalents included in settlement assets and customer/subscriber account balances	788,530	708,599
Total cash and cash equivalents, and restricted cash	$835,781	$738,523

Priority Technology Holdings, Inc.
Unaudited Reportable Segments' Results
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
SMB Payments:
Revenues	$155,101	$147,948	$299,105	$302,881
Adjusted EBITDA	$28,597	$28,434	$53,620	$56,836

Key Indicators:
Merchant bankcard processing dollar value	$15,791,635	$15,111,781	$30,579,730	$30,332,495
Merchant bankcard transaction count	193,841	180,343	369,069	343,749

B2B Payments:
Revenues	$21,881	$2,974	$43,225	$5,760
Adjusted EBITDA	$1,530	$608	$3,276	$518

Key Indicators:
B2B issuing dollar volume	$249,454	$216,358	$477,266	$414,904
B2B issuing transaction count	242	282	482	562

Enterprise Payments:
Revenues	$43,670	$31,438	$84,660	$58,744
Adjusted EBITDA	$37,244	$25,728	$71,971	$48,096

Key Indicators:
Average billed clients	$782,466	$520,028	$753,531	$492,622
Average monthly new enrollments	55,089	53,374	53,563	49,661

Priority Technology Holdings, Inc.
Unaudited Reportable Segments' Results

	Three Months Ended June 30, 2024
(in thousands)	SMB Payments	B2B Payments	Enterprise Payments	Corporate	Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$28,597	$1,530	$37,244	$(15,820)	$51,551
Interest expense	—	(1,241)	—	(20,469)	(21,710)
Depreciation and amortization	(8,541)	(1,261)	(4,087)	(1,355)	(15,244)
Debt modification and extinguishment expenses	—	—	—	(8,623)	(8,623)
Selling, general and administrative (non-recurring)	—	—	—	(636)	(636)
Non-cash stock based compensation	(4)	(109)	(32)	(1,684)	(1,829)
Income (loss) before taxes	$20,052	$(1,081)	$33,125	$(48,587)	$3,509

	Six Months Ended June 30, 2024
(in thousands)	SMB Payments	B2B Payments	Enterprise Payments	Corporate	Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$53,620	$3,276	$71,971	$(30,976)	$97,891
Interest expense	—	(2,214)	—	(40,376)	(42,590)
Depreciation and amortization	(17,127)	(2,731)	(8,126)	(2,513)	(30,497)
Debt modification and extinguishment expenses	—	—	—	(8,623)	(8,623)
Selling, general and administrative (non-recurring)	—	—	—	(1,435)	(1,435)
Non-cash stock based compensation	(8)	(227)	(65)	(3,162)	(3,462)
Income (loss) before taxes	$36,485	$(1,896)	$63,780	$(87,085)	$11,284
.

Priority Technology Holdings, Inc.
Unaudited Reportable Segments' Results

	Three Months Ended June 30, 2023
(in thousands)	SMB Payments	B2B Payments	Enterprise Payments	Corporate	Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$28,434	$608	$25,728	$(13,677)	$41,093
Interest expense	—	—	(117)	(17,648)	(17,765)
Depreciation and amortization	(9,151)	(17)	(6,319)	(2,493)	(17,980)
Selling, general and administrative (non-recurring)	—	—	—	(1,859)	(1,859)
Non-cash stock based compensation	(112)	(7)	(65)	(1,562)	(1,746)
Income (loss) before taxes	$19,171	$584	$19,227	$(37,239)	$1,743

	Six Months Ended June 30, 2023
(in thousands)	SMB Payments	B2B Payments	Enterprise Payments	Corporate	Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$56,836	$518	$48,096	$(26,717)	$78,733
Interest expense	—	—	(230)	(35,234)	(35,464)
Depreciation and amortization	(18,417)	(37)	(12,624)	(4,950)	(36,028)
Selling, general and administrative (non-recurring)	—	—	—	(2,296)	(2,296)
Non-cash stock based compensation	(294)	(201)	(129)	(3,058)	(3,682)
Other non-recurring loss, net	—	—	—	(159)	(159)
Income (loss) before taxes	$38,125	$280	$35,113	$(72,414)	$1,104

Priority Technology Holdings, Inc.
Unaudited Reportable Segments' Results

Appendix 1 – Reconciliation of adjusted EBITDA (non-GAAP measure to the nearest GAAP measure) for select periods:

	Three Months Ended March 31, 2024
(in thousands)	SMB Payments	B2B Payments	Enterprise Payments	Corporate	Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$25,023	$1,747	$34,727	$(15,157)	$46,340
Interest expense	(1)	(973)	—	(19,906)	(20,880)
Depreciation and amortization	(8,586)	(1,470)	(4,039)	(1,158)	(15,253)
Selling, general and administrative (non-recurring)	—	—	—	(798)	(798)
Non-cash stock based compensation	(4)	(118)	(33)	(1,479)	(1,634)
Income (loss) before taxes	$16,432	$(814)	$30,655	$(38,498)	$7,775

	Three Months Ended March 31, 2023
(in thousands)	SMB Payments	B2B Payments	Enterprise Payments	Corporate	Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$28,402	$(90)	$22,368	$(13,040)	$37,640
Interest expense	—	—	(113)	(17,586)	(17,699)
Depreciation and amortization	(9,267)	(20)	(6,305)	(2,456)	(18,048)
Selling, general and administrative (non-recurring)	—	—	—	(437)	(437)
Non-cash stock based compensation	(182)	(193)	(64)	(1,497)	(1,936)
Other non-recurring loss, net	—	—	—	(159)	(159)
Income (loss) before taxes	$18,953	$(303)	$15,886	$(35,175)	$(639)

Priority Technology Holdings, Inc.
Unaudited Reportable Segments' Results

	Three Months Ended September 30, 2023
(in thousands)	SMB Payments	B2B Payments	Enterprise Payments	Corporate	Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$27,613	$1,359	$29,757	$(13,767)	$44,962
Interest expense	—	(498)	(62)	(19,437)	(19,997)
Depreciation and amortization	(9,136)	(719)	(5,947)	(1,473)	(17,275)
Selling, general and administrative (non-recurring)	—	—	—	(2,114)	(2,114)
Non-cash stock based compensation	(114)	(36)	(66)	(1,285)	(1,501)
Other non-recurring gain, net	—	—	—	166	166
Income (loss) before taxes	$18,363	$106	$23,682	$(37,910)	$4,241

	Three Months Ended December 31, 2023
(in thousands)	SMB Payments	B2B Payments	Enterprise Payments	Corporate	Total Consolidated
Reconciliation of Adjusted EBITDA to GAAP Measure:
Adjusted EBITDA	$25,036	$372	$33,040	$(13,811)	$44,637
Interest expense	—	(803)	(64)	(19,780)	(20,647)
Depreciation and amortization	(9,162)	(1,075)	(3,856)	(999)	(15,092)
Selling, general and administrative (non-recurring)	—	—	—	(5,256)	(5,256)
Non-cash stock based compensation	(131)	(312)	(66)	(1,076)	(1,585)
Other non-recurring loss, net	—	—	—	(250)	(250)
Income (loss) before taxes	$15,743	$(1,818)	$29,054	$(41,172)	$1,807